UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 13, 2024

ImmunityBio, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37507	43-1979754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3530 John Hopkins Court
San Diego, California 92121
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (844) 696-5235

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IBRX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.
As previously disclosed, commencing in December 2022, Altor BioScience LLC (“Altor”) and NantCell, Inc. (“NantCell”), wholly-owned subsidiaries of ImmunityBio, Inc. (“ImmunityBio” or the “Company”), filed an arbitration demand against Dr. Hing Wong, former CEO of Altor and NantCell, asserting claims for breach of Dr. Wong’s contracts with the companies, breach of the covenant of good faith and fair dealing, conversion, fraudulent concealment, unjust enrichment, breach of fiduciary duty, and replevin. Also in December 2022, Altor and NantCell filed a complaint in the United States District Court for the Southern District of Florida against HCW Biologics, Inc., Dr. Wong’s new company (“HCW” and, together with Dr. Wong, “Respondents”), asserting claims for misappropriation of trade secrets under both Florida and federal law, inducement of breach of contract, tortious interference with contractual relations, inducement of breach of fiduciary duty, conversion, unjust enrichment, replevin, request for assignment of patents and patent applications, and establishment of a constructive trust. The parties ultimately agreed to consolidate all claims in a single arbitration (collectively, the “Consolidated Arbitration”). On July 13, 2024, the parties entered into a definitive Settlement Agreement and Release to resolve the claims asserted in the Consolidated Arbitration and related matters (the “Settlement”), pursuant to which Respondents transferred and assigned to ImmunityBio ownership of intellectual property (including issued patents, pending patent applications, and know-how) and pre-clinical and clinical drug candidates that the Company believes has the potential to become an important component of the Company’s fusion protein platform against oncology indications in the years to come.
Under the terms of the Settlement, in part and for no monetary consideration from ImmunityBio, Respondents have transferred and assigned to ImmunityBio molecules (along with other related assets, including master cell banks, clinical trial protocols, inventory and FDA documents), controlled by Respondents that were generated through the use of a tissue factor-based fusion discovery platform (“TF Platform”) related to the human transforming growth factor receptor (“TGFb”) and TGFb traps, including, without limitation, HCW9218, HCW9219, HCW9209 and any derivatives thereof or therefrom, including assignment of all patents, know how and all other intellectual property existing as of the Settlement effective date and thereafter that is necessary or reasonably useful for the exploitation of such TGFb molecules, with the exception that future reasonably useful intellectual property is the subject of a non-exclusive license to ImmunityBio. HCW9218 is a heterodimeric, bifunctional fusion protein complex comprised of extracellular domains of the human TGFb receptor II, as a TGFb trap for TGFb neutralization, and a human interleukin (“IL”)-15/IL-15 receptor α complex for immune cell stimulation, which has been studied in Phase 1/1b clinical trials in ovarian and pancreatic cancer. Respondents have agreed to complete a technology transfer over the 30-day period following the Settlement effective date for purposes of manufacturing the TGFb molecules, which ImmunityBio will control going forward. For indications outside of oncology, ImmunityBio has agreed to grant an exclusive license back to Respondents for the transferred intellectual property for TGFb products, and a non-exclusive license for neoadjuvant ovarian cancer, subject to certain requirements.
In addition, the Settlement provides to ImmunityBio a worldwide, perpetual, irrevocable, fully paid-up, royalty-free, exclusive license to exploit fusion proteins, molecules and/or antibodies created utilizing the TF Platform directed to the receptors of PDL-1, IL-7, IL-12, IL-18, and IL-21, and one additional target to be selected by ImmunityBio within the next six months at its sole discretion, in the oncology field.
The Settlement provides additional license terms including, without limitation, a non-exclusive license to ImmunityBio to exploit HCW9201, a fusion protein complex consisting of IL-18 and IL-15 domains linked to the extracellular amino acid domain of human tissue factor, and a single-chain form of IL-12 linked to the soluble domain of IL-15Rα (IL-15RαSu), as a subcutaneous injection. Furthermore, the Settlement provides to ImmunityBio a non-exclusive license to the anti-tissue factor based antibody HCW9101 and the linked resins to manufacture and purify the fusion proteins described above.
Pursuant to the Settlement, the parties have agreed to mutual, full and complete releases, and the Company has agreed to dismiss the Consolidated Arbitration claims and related matters following Respondents’ compliance with the terms of the Settlement.
The foregoing summary of the Settlement does not purport to be complete and is qualified in its entirety by reference to the full text of the Settlement, a copy of which is intended to be filed with the Company’s Quarterly Report on Form 10-Q for the period ending September 30, 2024, subject to any potential redactions thereto as appropriate.

Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements regarding intellectual property rights, technology transfer, arbitration and litigation matters, license grants, data and results from clinical trials and potential implications therefrom, potential pre-clinical and clinical development plans, the regulatory review process and timing thereof, among others. Statements in this press release that are not statements of historical fact are considered forward-looking statements, which are usually identified by the use of words such as “anticipates,” “believes,” “continues,” “goal,” “could,” “estimates,” “scheduled,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “indicate,” “projects,” “seeks,” “should,” “will,” “strategy,” and variations of such words or similar expressions. Statements of past performance, efforts, or results of our preclinical and clinical trials, about which inferences or assumptions may be made, can also be forward-looking statements and are not indicative of future performance or results. Forward-looking statements are neither forecasts, promises nor guarantees, and are based on the current beliefs of ImmunityBio’s management as well as assumptions made by and information currently available to ImmunityBio. Such information may be limited or incomplete, and ImmunityBio’s statements should not be read to indicate that it has conducted a thorough inquiry into, or review of, all potentially available relevant information. Such statements reflect the current views of ImmunityBio with respect to future events and are subject to known and unknown risks, including business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about ImmunityBio, including, without limitation, (i) the accuracy and validity of the representations and warranties made by Respondents in the Settlement, (ii) Respondents’ potential failure to comply with the terms of the Settlement, (iii) the uncertainties regarding the arbitration and litigation process, (iv) potential delays in technology transfer and other post-closing deliverables by Respondents, (v) potential delays in product availability and regulatory approvals, (vi) whether planned clinical trials will receive regulatory approval and be initiated on a timely basis, or at all, (vii) additional risks and uncertainties related to the regulatory submission and review process, (viii) the ability of ImmunityBio to continue its planned preclinical and clinical development of its development programs through itself and/or its investigators, including with respect to the assets transferred pursuant to the Settlement, and the timing and success of any such continued preclinical and clinical development, patient enrollment and planned regulatory submissions, (ix) the risks and uncertainties associated with third party collaborations and agreements, (x) ImmunityBio’s ability to obtain additional financing to fund its operations and complete the development and commercialization of its various product candidates, (xi) potential product shortages or manufacturing disruptions that may impact the availability and timing of product, (xii) ImmunityBio’s ability to scale its manufacturing and supply operations for its product candidates and future approved products, and (xiii) ImmunityBio’s ability to obtain, maintain, protect and enforce patent protection and other proprietary rights for its product candidates and technologies. More details about these and other risks that may impact ImmunityBio’s business are described under the heading “Risk Factors” in the Company’s Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 19, 2024, Form 10-Q filed with the SEC on May 9, 2024, and in subsequent filings made by ImmunityBio with the SEC, which are available on the SEC’s website at www.sec.gov. ImmunityBio cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. ImmunityBio does not undertake any duty to update any forward-looking statement or other information in this press release, except to the extent required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNITYBIO, INC.
Registrant

Date: July 17, 2024	By:	/s/ David C. Sachs
David C. Sachs
Chief Financial Officer